UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2009


CANNABIS SCIENCE, INC.
(Exact name of registrant as specified in charter)


Nevada					000-28911
(State or other jurisdiction    (Commission File Number)
of  incorporation)

91-1869677
(IRS Employer Identification No.)



6946 N Academy Blvd., Suite B No. 254
Colorado Springs, Colorado
(Address of principal executive offices)


80918
(Zip Code)

1.888.889.0888
Registrant's telephone number


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(  ) Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a -12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))







Item 3.02. Unregistered Sales of Equity Securities.

On November 11, 2009, Cannabis Science, Inc. (the "Company") issued an aggregate of 3,680,000 common shares to various stockholders.
The shares were issued pursuant to a final settlement agreement reached by the Company settling the lawsuit initiated by K & D Equity Investments, Inc. The shares were issued in reliance upon the exemptions from the registration requirements of the Securities Act of 1933, as amended, afforded the Company under Section 4(2) promulgated thereunder, as such issuances did not involve a public offering of securities.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CANNABIS SCIENCE, INC.





Date:  December 1, 2009
By:
/s/ Dr. Robert J. Melamede



Dr. Robert J. Melamede, President & C.E.O.